UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2012

Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 716-2134

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 26, 2012, Park Sterling Corporation (“Park Sterling”) held a special meeting of its shareholders in connection with the previously announced merger of Citizens South Banking Corporation (“Citizens South”) with and into Park Sterling, with Park Sterling as the surviving entity (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of May 13, 2012, between Citizens South and Park Sterling (the “Merger Agreement”).

At the special meeting, Park Sterling’s shareholders were asked to consider and vote upon the approval and adoption of the Merger Agreement and, if necessary or appropriate, to approve the adjournment or postponement of the special meeting, including to solicit additional proxies in favor of the merger agreement proposal.

The merger agreement proposal was approved by the holders of a majority of the outstanding shares of Park Sterling common stock outstanding and entitled to vote at the special meeting. The results of the voting on the merger agreement proposal are set forth below:

For	Against	Abstentions
25,318,601	181,155	11,862

Park Sterling did not propose adjournment or postponement of the special meeting as there were sufficient votes to approve the merger agreement proposal. The results of the voting on the adjournment proposal are set forth below:

For	Against	Abstentions
22,667,500	2,822,645	21,473

Item 8.01   Other Events.

On September 27, 2012, Park Sterling and Citizens South issued a joint press release announcing an anticipated closing date for the Merger and the results of Park Sterling’s special meeting of shareholders and Citizens South’s special meeting of stockholders, each held on September 26, 2012. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Joint press release of Park Sterling and Citizens South dated September 27, 2012

Cautionary Statement Regarding Forward-Looking Statements

This current report contains, and Park Sterling and Citizens South and their respective management may make, certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. All statements that address events or developments that Park Sterling and Citizens South expect or anticipate will occur in the future, including statements relating to the expected timetable for completing the proposed transaction, are forward-looking statements. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to, risks associated with the ability to consummate the merger and the timing of the closing of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with regulatory authorities; legal and regulatory developments that adversely affect consummation of the transaction or the businesses in which Park Sterling or Citizens South are engaged; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Park Sterling and Citizens South from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q.

Forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to Park Sterling or Citizens South at the time that the statements were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s or Citizens South’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Citizens South undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information and Where to Find It

In connection with the proposed Merger, Park Sterling has filed with the SEC, and the SEC declared effective on August 7, 2012, a registration statement on Form S-4, which includes a joint Proxy Statement/Prospectus of Park Sterling and Citizens South (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the Merger. The Joint Proxy Statement/Prospectus constitutes a joint proxy statement of Park Sterling and Citizens South and also a prospectus of Park Sterling, and provides details regarding the Merger and the attendant benefits and risks. A copy of the definitive Joint Proxy Statement/Prospectus, along with a form of proxy, has been mailed to the shareholders of record of Park Sterling and the stockholders of record of Citizens South as of August 9, 2012. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document that Park Sterling or Citizens South may file with the SEC or send to their respective shareholders and stockholders regarding the Proposed Merger. YOU ARE STRONGLY URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2012

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

Exhibit No.	Exhibit Description

99.1	Joint press release of Park Sterling and Citizens South dated September 27, 2012